Supplement dated as of July 2, 2007
to the Statement of Additional Information
dated November 28, 2006
The following paragraphs update the information found on page 34 of the Statement of Additional Information:
     Mellon Equity, with principal offices located at One Mellon Center, Suite 4200, Pittsburgh, PA 15258, organized as a Pennsylvania limited liability partnership, is an independently operated, indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation. The firm’s proprietary investment process, developed in 1982 by current principal officers of the firm, has been used to manage domestic equity accounts for U.S. tax-exempt clients since January 1983. The firm became a separate legal entity from the equity management group of the Mellon Bank Trust Department in January 1987, managing domestic equity accounts for U.S. tax-exempt clients. The firm was registered as an investment advisor in 1986 and became a separate legal entity in 1987. As of May 31, 2007, Mellon Equity managed approximately $26 billion in assets, including approximately $1.1 billion in socially responsible portfolios for 30 accounts.
     Listed below are the names and ownership status of the partners in Mellon Equity as of May 31, 2007.

Name and Primary Business Address	Ownership Status
MMIP, LLC* One Mellon Center, Pittsburgh, PA 15258	General Partner
MAM (MA) Holding Trust** One Boston Place, Boston, MA 02108	Limited Partner
*MMIP, LLC owns a 1% interest in Mellon Equity. The sole member of MMIP, LLC is MAM (MA) Holding Trust.
**MAM (MA) Holding Trust owns a 99% interest in Mellon Equity. MAM (MA) Holding Trust is 99.9% owned by MAM (DE) Trust and 0.1% owned by The Bank of New York Mellon Corporation.
The following paragraph is to be added to the section entitled “Custodian” on page 37 of the Statement of Additional Information:
     As of July 2, 2007, State Street Corporation acquired Investors Financial Services Corp., the parent company of Investors Bank & Trust Company, which has served as the Custodian of the Green Century Funds. As of this same date, State Street Bank and Trust Company is the Custodian of the Green Century Funds.